EXECUTION VERSION

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of October 30, 2018 (this “Amendment”), is by and among CROSS COUNTRY HEALTHCARE, INC., a Delaware corporation (the “Borrower”), the Guarantors party hereto, the Lenders party hereto and SunTrust Bank, in its capacities as Administrative Agent, Swingline Lender and Issuing Bank.

RECITALS

WHEREAS, the Borrower, the Guarantors from time to time party thereto, the Lenders from time to time party thereto and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement, dated as of August 1, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Lenders make certain modifications to the Credit Agreement; and

WHEREAS, the Lenders have agreed to provide such requested amendments, subject to the terms and conditions herein;

NOW, THEREFORE, in consideration of the agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.    Introductory Paragraph and Recitals. The above introductory paragraph and recitals of this Amendment are incorporated herein by reference as if fully set forth herein.

2.    Definitions. Capitalized terms used herein (including in the recitals hereof) and not otherwise defined herein shall have the meanings provided in the Credit Agreement.

3.    Amendments.

(a)    Section 1.1 of the Credit Agreement is amended to include the following new definitions in appropriate alphabetical order:
“Beneficial Ownership Certification” shall mean a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation.
“Beneficial Ownership Regulation” shall mean 31 C.F.R. § 1010.230.
“First Amendment” shall mean that certain First Amendment to Amended and Restated Credit Agreement dated as of October 30, 2018 by and among the Loan Parties, the Lenders party thereto and the Administrative Agent.
“First Amendment Effective Date” shall mean October 30, 2018.
“PTE” shall mean a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.

(b)    The following definitions in Section 1.1 of the Credit Agreement are amended and restated in their entirety, respectively, to read as follows:
“Consolidated EBITDA” shall mean, for the Borrower and its Subsidiaries for any period, determined on a consolidated basis, an amount equal to the sum of (a) Consolidated Net Income for such period (excluding gains and losses from any sale of assets, other than sales of inventory in the ordinary course of business) plus (b) to the extent deducted in determining Consolidated Net Income for such period, without duplication, (i) Consolidated Interest Expense for such period, (ii) income tax expense for such period, (iii) depreciation and amortization for such period, (iv) non-cash charges (or minus non-cash gains), including non-cash charges with respect to asset impairment, stock based compensation, adjustments of contingent consideration liabilities (including, but not limited to, adjustments made at the time of payment) and losses on derivatives (other than the write-down of current assets) for such period, (v) fees and expenses in connection with Permitted Acquisitions, permitted issuances of Indebtedness or equity securities and Asset Sales, (vi) cash charges with respect to the IRIS IT travel nursing system incurred on or before June 30, 2020 and (vii) all fees and expenses incurred in connection with the First Amendment plus (c) integration and restructuring costs, cost savings and synergies that are supported by quality of earnings reports or other reports in form and substance reasonably acceptable to the Administrative Agent; provided, that, in any event, the aggregate amount added back pursuant to clauses (b)(v), (b)(vi) and (c) above shall not exceed (i) for all charges incurred on or prior to the Effective Date, $3,500,000 and (ii) for all charges after the Effective Date, an amount equal to the greater of (A) five percent (5.0%) of Consolidated EBITDA for such period (determined prior to giving effect to such add-backs) and (B) $4,000,000.

“Consolidated Fixed Charges” shall mean, for the Borrower and its Subsidiaries for any period, the sum, without duplication, of (a) Consolidated Interest Expense paid in cash for such period and (b) scheduled principal payments made on Consolidated Total Debt during such period; provided that, for purposes of determining Consolidated Fixed Charges as used in calculation of the Consolidated Fixed Charge Coverage Ratio, the impact of any voluntary prepayments in reducing the amount of scheduled principal payments made on Consolidated Total Debt during any period shall be disregarded (other than any such voluntary prepayments made on or prior to December 31, 2018, the impact of which in reducing the amount of scheduled principal payments shall be taken into account for purposes of calculation of Consolidated Fixed Charges and the Consolidated Fixed Charge Coverage Ratio).

(c)    The definition of “Asset Sale” in Section 1.1 of the Credit Agreement is amended by inserting the text “and including any disposition of property to any division or allocation of a limited liability company” immediately following the text “claims associated therewith”.
(d)    Section 1.4 of the Credit Agreement is amended by inserting the text “Any reference herein to a merger, transfer, consolidation, amalgamation, assignment, sale or disposition, or similar term, shall be deemed to apply to a division of or by a limited liability company, or an allocation of assets to a series of a limited liability company (or the unwinding of such a division or allocation), as if it were a merger, transfer, consolidation, amalgamation, assignment, sale or disposition, or similar term, as applicable, to, of or with a separate Person. Any division of a limited liability company shall constitute a separate Person hereunder (and each division of any limited liability company that is a Subsidiary, joint venture or any other like term shall also constitute such a Person or entity).” immediately after the final sentence therein.

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(e)    Section 4.13 of the Credit Agreement is amended by (i) inserting the text “(a)” immediately prior to the first sentence therein and (ii) inserting a new clause (b) to read as follows:
(b)    As of the First Amendment Effective Date, the information included in the Beneficial Ownership Certification is true and correct in all respects.

(f)    Section 5.2 of the Credit Agreement is amended by (i) deleting the text “and” in clause (f) therein, (ii) replacing the text “(g)” with the text “(h)” and (iii) inserting a new clause (g) immediately prior to clause (h) to read as follows:

(g)    any change in the information provided in the Beneficial Ownership Certification that would result in a change to the list of beneficial owners identified in parts (c) or (d) of such certification; and

(g)    Section 5.10 of the Credit Agreement is amended by inserting the text “(including, without limitation, upon the formation of any Subsidiary resulting from the division or allocation of any limited liability company),” immediately after the first instance of the text “Effective Date” therein.

(h)    Section 5.11(a) of the Credit Agreement is amended by replacing the text “(other than CCTag)” therein with the text “(other than CCTag but including, without limitation, each Subsidiary formed as a result of a division of a limited liability company)”.

(i)    Section 5.11(d) of the Credit Agreement is amended by inserting the text “and including, without limitation, any acquisition resulting from the division or allocation of any limited liability company” immediately following the text “or an existing lease is renewed or extended”.

(j)    Section 5.11(e) of the Credit Agreement is amended by inserting the text “(including, without limitation, any acquisition resulting from the division or allocation of any limited liability company)” immediately after the text “acquired by a Loan Party”.

(k)    The portion of Section 6.1 of the Credit Agreement immediately prior to the first proviso therein is amended and restated in its entirety to read as follows:

Section 6.1    Consolidated Total Leverage Ratio. Permit the Consolidated Total Leverage Ratio as of the end of each Fiscal Quarter, commencing with the Fiscal Quarter ending September 30, 2017, to be greater than (a) for each Fiscal Quarter ending from September 30, 2017 through and including June 30, 2018, 3.50:1.00, (b) for each Fiscal Quarter ending September 30, 2018 through and including June 30, 2019, 3.75:1.00, (c) for the Fiscal Quarter ending September 30, 2019, 3.50:1.00, (d) for the Fiscal Quarter ending December 31, 2019, 3.25:1.00 and (e) for the Fiscal Quarter ending March 31, 2020 and each Fiscal Quarter ending thereafter, 3.00:1.00;
(l)    Section 7.3 of the Credit Agreement is amended by inserting the text “(including, in each case, pursuant to a division of a limited liability company)” immediately after the text “or liquidate or dissolve”.

(m)    Section 7.5(d)(ii)(B) of the Credit Agreement is amended in its entirety to read as follows

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(B) the Consolidated Total Leverage Ratio shall be (x) less than 3.25:1.00, for each Fiscal Quarter ending through and including the Fiscal Quarter ending June 30, 2019, (y) less than 3.00:1.00, for each Fiscal Quarter ending from September 30, 2019 through and including June 30, 2020 and (z) less than 2.75:1.00, for the Fiscal Quarter ending September 30, 2020 and each Fiscal Quarter ending thereafter, in each case, as detailed in a Pro Forma Compliance Certificate delivered to the Administrative Agent at least five (5) days (or such shorter period as may be agreed to by Administrative Agent) prior to any such redemption or repurchase.
(n)    Section 8.2(e) of the Credit Agreement is amended in its entirety to read as follows:

(e)    fifth, to (i) the aggregate outstanding principal amount of the Term Loans (allocated among the Lenders holding Term Loans in respect of their Pro Rata Shares), the Revolving Loans and the LC Exposure, (ii) payment of breakage, termination or other amounts owing in respect of any Hedging Obligations between the Borrower or any of its Subsidiaries and any Lender-Related Hedge Provider, to the extent such Hedging Obligations are permitted hereunder, (iii) payments of amounts due in respect of any Bank Product Obligations between the Borrower or any of its Subsidiaries and any Bank Product Provider, allocated pro rata among any Lender, any Lender-Related Hedge Provider and any Bank Product Provider, based on their respective Pro Rata Shares of the aggregate amount of such Revolving Loans, LC Exposure, Hedging Obligations and Bank Product Obligations;
(o)    Section 11.14 of the Credit Agreement is amended by (i) adding the text “(a)” immediately following the text “Loan Parties that,” and (ii) inserting a new clause (b) immediately prior to the final period therein to read as follows:

and (b) pursuant to the Beneficial Ownership Regulation, it is required to obtain a Beneficial Ownership Certificate

(p)    Article XI of the Credit Agreement is amended to include a new Section 11.21 to read as follows:

Section 11.21    Certain ERISA Matters.

(a)    Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, the Arranger, and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that at least one of the following is and will be true:

(i)    such Lender is not using “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA) of one or more Benefit Plans in connection with the Loans, the Letters of Credit or the Commitments;

(ii)    the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving

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insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement;

(iii)    (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement; or

(iv)    such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.

(b)    In addition, unless sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or such Lender has not provided another representation, warranty and covenant as provided in sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, the Arranger, and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that:

(i)    none of the Administrative Agent, the Arranger, or any of their respective Affiliates is a fiduciary with respect to the assets of such Lender (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related to hereto or thereto);

(ii)    the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement is independent (within the meaning of 29 CFR § 2510.3-21) and is a bank, an insurance carrier, an investment adviser, a broker-dealer or other person that holds, or has under management or control, total assets of at least $50,000,000, in each case as described in 29 CFR § 2510.3-21(c)(1)(i)(A)-(E);

(iii)    the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement is capable of evaluating investment risks independently, both in general and with regard to particular transactions and investment strategies (including in respect of the Obligations);

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(iv)    the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement is a fiduciary under ERISA or the Code, or both, with respect to the Loans, the Letters of Credit, the Commitments and this Agreement and is responsible for exercising independent judgment in evaluating the transactions hereunder; and

(v)    no fee or other compensation is being paid directly to the Administrative Agent, the Arranger or any their respective Affiliates for investment advice (as opposed to other services) in connection with the Loans, the Letters of Credit, the Commitments or this Agreement.

The representations set forth in this Section 11.22(b)(ii)-(v) are intended to comply with the Department of Labor’s regulation Sections 29 C.F.R. 2510.3-21(a) and (c)(1) as promulgated on April 8, 2016 (81 Fed. Reg. 20,997), and if such regulations are no longer in effect, these representations shall be deemed to be no longer in effect.
(c)    The Administrative Agent and the Arranger hereby inform the Lenders that each such Person is not undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity, in connection with the transactions contemplated hereby, and that such Person has a financial interest in the transactions contemplated hereby in that such Person or an Affiliate thereof (i) may receive interest or other payments with respect to the Loans, the Letters of Credit, the Commitments and this Agreement, (ii) may recognize a gain if it extended the Loans, the Letters of Credit or the Commitments for an amount less than the amount being paid for an interest in the Loans, the Letters of Credit or the Commitments by such Lender or (iii) may receive fees or other payments in connection with the transactions contemplated hereby, the Loan Documents or otherwise, including structuring fees, commitment fees, arrangement fees, facility fees, upfront fees, underwriting fees, ticking fees, agency fees, administrative agent or collateral agent fees, utilization fees, minimum usage fees, letter of credit fees, fronting fees, deal-away or alternate transaction fees, amendment fees, processing fees, term out premiums, banker’s acceptance fees, breakage or other early termination fees or fees similar to the foregoing.

4.    Effectiveness; Conditions Precedent. This Amendment shall be effective upon receipt by the Administrative Agent of each of the following:

(a)    a counterpart of this Amendment signed by the Administrative Agent, the Lenders, the Borrower and each Guarantor;

(b)    if Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, receipt by the Administrative Agent and (to the extent requested by a Lender) the Lenders a Beneficial Ownership Certification in relation to Borrower; and

(c)    all fees and other amounts due and payable on or prior to the First Amendment Effective Date, including reimbursement or payment of all out-of-pocket expenses (including reasonable fees, charges and disbursements of counsel to the Administrative Agent) required to be reimbursed or paid by the Borrower hereunder, under any other Loan Document and under any agreement with the Administrative Agent.

5.    Miscellaneous.

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(a)    This Amendment shall be deemed to be, and is, a Loan Document.

(b)    Effective as of the date hereof, all references to the Credit Agreement in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Amendment.

(c)    Each of the Loan Parties (i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the other Loan Documents or any certificates, documents, agreements and instruments executed in connection therewith, (iii) affirms all of its obligations under the Loan Documents, (iv) agrees that this Amendment shall in no manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Loan Documents and (v) affirms that each of the Liens granted in or pursuant to the Loan Documents are valid and subsisting.

(d)    Each of the Loan Parties hereby represents and warrants to the Administrative Agent and the Lenders as follows:

(i)    such Loan Party has taken all necessary action to authorize the execution, delivery and performance of this Amendment;

(ii)    this Amendment has been duly executed and delivered by such Loan Party and constitutes such Loan Party’s legal, valid and binding obligations, enforceable in accordance with its terms;

(iii)    no consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by any Loan Party of this Amendment;

(iv)    all representations and warranties of each Loan Party set forth in the Loan Documents are true and correct in all material respects (other than those representations and warranties that are expressly qualified by a Material Adverse Effect or other materiality, in which case such representations and warranties are true and correct in all respects) except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (other than those representations and warranties that are expressly qualified by a Material Adverse Effect or other materiality, in which case such representations and warranties are true and correct in all respects) as of such earlier date; and

(v)    no Default or Event of Default exists.

(e)    This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or by any other electronic imaging means (including pdf), shall be effective as delivery of a manually executed counterpart of this Amendment.
(f)    This Amendment and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Amendment and the transactions contemplated hereby shall be construed in accordance with and be governed by the Law of the State of New York.

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6.    Reaffirmation of Obligations. Each of the Loan Parties (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Loan Documents (as amended by this Amendment) and (c) agrees that this Amendment and all documents, agreements and instruments executed in connection with this Amendment do not operate to reduce or discharge such Loan Party’s obligations under the Loan Documents (except to the extent such obligations are modified pursuant to this Amendment).

7.    Reaffirmation of Security Interests. Each of the Loan Parties (a) affirms that each of the Liens granted in or pursuant to the Loan Documents is valid and subsisting and (b) agrees that this Amendment and all documents, agreements and instruments executed in connection with this Amendment do not in any manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Loan Documents.

8.    No Other Changes. Except as modified hereby, all of the terms and provisions of the Loan Documents shall remain in full force and effect.

9.    Fees and Expenses. The Borrower agrees to pay all reasonable out-of-pocket fees and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of Moore & Van Allen PLLC, counsel to the Administrative Agent.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.
BORROWER:                    CROSS COUNTRY HEALTHCARE, INC.,
a Delaware corporation

By:    /s/ William J. Grubbs
Name: William J. Grubbs
Title: President and CEO

GUARANTORS:                CEJKA SEARCH, INC.,
a Delaware corporation

By:    /s/ William J. Grubbs
Name: William J. Grubbs
Title: Executive Vice President

CROSS COUNTRY STAFFING, INC.,
a Delaware corporation

By:    /s/ William J. Grubbs
Name: William J. Grubbs
Title: Executive Vice President

CROSS COUNTRY SUPPORT SERVICES, LLC,
a Delaware limited liability company

By: /s/ William J. Grubbs
Name: William J. Grubbs
Title: Executive Vice President

MDA HOLDINGS, INC.,
a Delaware corporation

By:    /s/ William J. Grubbs
Name: William J. Grubbs
Title: Executive Vice President

ASSIGNMENT AMERICA, LLC,
a Delaware limited liability company

By:    /s/ William J. Grubbs
Name: William J. Grubbs
Title: Executive Vice President

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TRAVEL STAFF, LLC,
a Delaware limited liability company

By:    /s/ William J. Grubbs
Name: William J. Grubbs
Title: Executive Vice President

LOCAL STAFF, LLC,
a Delaware limited liability company

By:    /s/ William J. Grubbs
Name: William J. Grubbs
Title: Executive Vice President

MEDICAL DOCTOR ASSOCIATES, LLC,
a Delaware limited liability company

By:    /s/ William J. Grubbs
Name: William J. Grubbs
Title: Executive Vice President

CREDENT VERIFICATION AND LICENSING SERVICES, LLC,
a Delaware limited liability company

By:    /s/ William J. Grubbs
Name: William J. Grubbs
Title: Executive Vice President

OWS, LLC,
a Delaware limited liability company

By:    /s/ William J. Grubbs
Name: William J. Grubbs
Title: Executive Vice President

NEW MEDISCAN II, LLC,
a California limited liability company

By:    /s/ William J. Grubbs
Name: William J. Grubbs
Title: Vice President

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MEDISCAN NURSING STAFFING, LLC,
a California limited liability company

By:    /s/ William J. Grubbs
Name: William J. Grubbs
Title: Vice President

MEDISCAN DIAGNOSTIC SERVICES, LLC,
a California limited liability company

By:    /s/ William J. Grubbs
Name: William J. Grubbs
Title: Vice President

ADVANTAGE RN, LLC,
a Delaware limited liability company
(f/k/a ARNC HOLDCO, LLC)

By: /s/ William J. Grubbs
Name: William J. Grubbs
Title: Executive Vice President

ADVANTAGE ON CALL, LLC,
a Delaware limited liability company
(f/k/a CAOC, LLC)

By: /s/ William J. Grubbs
Name: William J. Grubbs
Title: Executive Vice President

ADVANTAGE LOCUMS, LLC,
a Delaware limited liability company
(f/k/a LTU, LLC)

By: /s/ William J. Grubbs
Name: William J. Grubbs
Title: Executive Vice President

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ADVANTAGE RN LOCAL STAFFING, LLC,
a Delaware limited liability company
(f/k/a CARNLS, LLC)

By: /s/ William J. Grubbs
Name: William J. Grubbs
Title: Executive Vice President

ARNCP, LLC,
a Delaware limited liability company

By: /s/ William J. Grubbs
Name: William J. Grubbs
Title: Executive Vice President

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ADMINISTRATIVE	SUNTRUST BANK,

AGENT:	as Administrative Agent, as an Issuing Bank and as Swingline Lender

By:    /s/ Jonathan Hart
Name: Jonathan Hart
Title: Vice President

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LENDERS:                    SUNTRUST BANK,
as a Lender

By:    /s/ Jonathan Hart
Name: Jonathan Hart
Title: Vice President

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BMO HARRIS BANK, N.A.,
as a Lender

By:    /s/ Jason Deegan
Name: Jason Deegan
Title: Vice President

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BANK UNITED, N.A.,
as a Lender

By:    /s/ Vanessa C. Civalero
Name: Vanessa C. Civalero
Title: Senior Vice President

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FIFTH THIRD BANK,
as a Lender

By:    /s/ Ellie Robertson
Name: Ellie Robertson
Title: Officer

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BANK OF AMERICA, N.A.,
as a Lender

By:    /s/ Heath B. Lipson
Name: Heath B. Lipson
Title: Senior Vice President

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CADENCE BANK,
as a Lender

By:    /s/ John R. Burch III
Name: John R. Burch III
Title: AVP - Healthcare

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CAPITAL BANK,
as a Lender

By:    /s/ Dilian Schulz
Name: Dilian Schulz
Title: Senior Vice President

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